POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 27, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares Insured National Municipal Bond Portfolio

Important Notice Regarding Changes in the Name, Underlying Index,

Investment Objective, Investment Policies and Principal Investment Strategies

of the PowerShares Insured National Municipal Bond Portfolio

Effective July 8, 2014, the name, underlying index, investment objective, certain fundamental and non-fundamental investment policies and principal investment strategies will change for the PowerShares Insured National Municipal Bond Portfolio (the “Fund”). The changes to the Fund’s name, underlying index, investment objective, non-fundamental investment policy and principal investment strategies were approved by a vote of the Board of Trustees of PowerShares Exchange-Traded Fund Trust II at a meeting held on April 18, 2013. The changes to the Fund’s fundamental investment policies have been approved by a vote of the Fund’s shareholders at a meeting held on June 20, 2013.

On the effective date, the following changes will occur:

1)	Fund Name. The Fund’s name will change, as set forth in the table below:

Current Name	New Name
PowerShares Insured National Municipal Bond Portfolio (Ticker symbol: PZA)	PowerShares National AMT-Free Municipal Bond Portfolio

The ticker symbol for the Fund will not change.

2)	Underlying Index. A new underlying index (the “New Underlying Index”) will replace the existing underlying index for the Fund (the “Current Underlying Index”) as set forth in the table below:

Fund	Current Underlying Index	New Underlying Index
PowerShares Insured National Municipal Bond Portfolio	BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index	BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) will remain the index provider for the Fund.

3)	Investment Objective. The Fund’s new investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of its New Underlying Index.

4)	Fundamental and Non-Fundamental Investment Policies. The fundamental investment policy of the Fund will be revised such that: (1) the Fund will be required to invest at least 80% of its net assets (including any borrowings for investment purposes), rather than total assets in municipal securities, and (2) the Fund no longer will be limited to investing in insured municipal securities. Accordingly, the Fund will be required to invest 80% of its net assets (including any borrowings for investment purposes) in municipal securities, regardless of whether those securities are insured or uninsured. Therefore, on the effective date, the fundamental investment policy of the Fund will read as follows:

The Fund normally will invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from federal income tax.

Additionally, the Fund has adopted a non-fundamental investment policy to normally invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from the federal alternative minimum tax. The Board of Trustees may change this non-fundamental policy at any time upon 60 days’ advance notice to shareholders.

5)	Principal Investment Strategies. The principal investment strategies for the Fund will be as follows:

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the underlying index and that also are exempt from the federal alternative minimum tax. The underlying index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the underlying index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Please Retain This Supplement For Future Reference.

P-PZA-SUMPRO-1 SUP-1 062714